UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4098

Name of Registrant:	Vanguard Chester Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 31, 2004 - March 31, 2005

Item 1:	Reports to Shareholders

Vanguard® PRIMECAP Fund

March 31, 2005

CONTENTS

1 CHAIRMAN'S LETTER
5 ADVISOR'S REPORT
8 FUND PROFILE
9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 FINANCIAL STATEMENTS
22 ABOUT YOUR FUND'S EXPENSES
23 ADVANTAGES OF VANGUARD.COM

SUMMARY

• Vanguard PRIMECAP Fund produced solid returns of 5.4% for its Investor Shares and 5.5% for its Admiral Shares, but trailed the results of its comparative standards.
• The fund sustained sizable losses in health care stocks.
• The fund enjoyed strong returns from long-established technology and transportation positions.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

 • Put your interests first at all times.
 • Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
 • Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
 • Communicate candidly not only about the rewards of investing but also about the risks and costs.
 • Maintain highly effective controls to safeguard your assets and protect your confidential information.
 • Invest a majority of our personal assets alongside yours.

 Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with
 Vanguard.com ® and opt to get fund reports online.

CHAIRMAN’S LETTER

Dear Shareholder,

During the first half of fiscal 2005, the Investor Shares of Vanguard PRIMECAP Fund returned 5.4% and the Admiral Shares 5.5%. The fund’s results trailed those of its comparative standards, as illustrated in the table below. Vanguard PRIMECAP Fund sustained sizable losses in the health care sector, but mitigated some of the damage with strong selections in other areas.

Total Returns	Six Months Ended March 31, 2005

Vanguard PRIMECAP Fund
Investor Shares	5.4%
Admiral Shares	5.5
S&P 500 Index	6.9
Average Multi-Cap Growth Fund*	7.1

*Derived from data provided by Lipper Inc.

The fund’s six-month change in share price, and its income distributions for the period, appear in the table on page 4.

STOCKS FALTER AFTER YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to enjoy solid growth. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the six months with a return of 7.7%. However, a closer look shows that the half-year presented a twofold tale: a post-election surge in stocks through the end of 2004 followed by a weakening stock market in early 2005, as investors worried about signs of accelerating inflation and sharply increased prices for commodities, particularly energy.

During the six months, small- and mid-capitalization stocks outpaced their large-cap counterparts, and value stocks outpaced growth—a now-familiar pattern. In fact, in the five years since the March 2000 bursting of the market bubble inflated by large growth stocks, small- and mid-cap stocks have far outpaced their large-cap counterparts, and value issues have outpaced growth. Not surprisingly, for the six months ended March 31, the top performers were energy-related stocks, which benefited from higher oil prices and increased worldwide demand.

1

Among international stocks, emerging markets continued to outperform developed markets. Reversing 2004‘s anxiety-inducing trend, the U.S. dollar rebounded modestly against major foreign currencies in early 2005. For the six-month period, international equities posted outstanding returns compared with U.S. stocks.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Market Barometer	Total Returns Periods Ended March 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps	7.7%	7.2%	-3.0%
Russell 2000 Index (Small-caps	8.0	5.4	4.0
Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
(Entire market)
MSCI All Country World Index
ex USA (International)	15.8	16.1	-0.1

Bonds
Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
(Broad taxable market)
Lehman Municipal Bond Index	1.2	2.7	6.6
Citigroup 3-Month Treasury Bil	1.0	1.6	2.6

CPI
Consumer Price Index	1.8%	3.1%	2.5%

*Annualized.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities, and municipal bond returns were nearly flat. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

THE PERIOD SHOWCASED THE FUND’S STRENGTHS AND VULNERABILITIES

Vanguard PRIMECAP Fund’s six-month return, though quite respectable, did not equal the exceptional results we’ve reported in recent letters The fund’s half-year performance served as a good reminder of both its strengths and its vulnerabilities.

2

PRIMECAP Management Company, the fund’s advisor, typically establishes relatively large positions in companies that, according to the managers’ research, are poised to deliver strong growth prospects that are not yet visible to the market. During the past few years, this strategy has led to heavy weightings in certain technology and transportation stocks, such as electronic documents company Adobe Systems and transportation giant FedEx. As of March 31, these two stocks accounted for almost 10% of the portfolio’s value. Both produced strong results during the six months.

Admiral™Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Annualized Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund

PRIMECAP Fund	0.48%	0.33%	1.68%*

*Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

This same strategy has led to heavy weightings in health care stocks, particularly biotech stocks, which have been important contributors to performance in recent years. During the past six months, however, this positioning was a weakness. Biogen Idec, one of the fund’s largest holdings, plummeted after the biotech firm withdrew a key medication from the market because of safety concerns. A recent shift into the pharmaceuticals giants also yielded disappointing returns. The industry has been dogged by regulatory concerns as well as the specter of product-liability lawsuits arising from the potentially adverse health consequences of several best-selling drugs.

LESSONS IN LONG-TERM PERSPECTIVE

Of course, six months reveal relatively little about the success of a fund’s strategy. The verdict will be rendered over years and a variety of market environments. This is true of any fund, but especially Vanguard PRIMECAP Fund. The managers’ research-intensive approach to the stock market contemplates investment horizons not of six months, but of three to five years. The short term is just market noise.

PRIMECAP Management Company’s investment approach can serve as a model for managing your own portfolio with similar discipline and perspective. Vanguard PRIMECAP Fund can play an important and

3

productive role in such a portfolio, providing exposure to the market’s large growth stocks as part of an asset allocation that includes low-cost stock, bond, and money market funds held in proportions appropriate to your unique circumstances.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 15, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005
			Distributions Per Share
	Startin Share Price	Ending Share Price	Income Dividends	Capital Gains

PRIMECAP Fund
Investor Shares	$57.18	$59.85	$0.445	$0.000
Admiral Shares	59.36	62.10	0.552	0.000

4

ADVISOR’S REPORT

During the six months ended March 31, 2005, equity markets got off to a strong start, but then stalled as the new year began. The Investor Shares of Vanguard PRIMECAP Fund returned 5.4% and the Admiral Shares 5.5%, compared with a 6.9% return for the S&P 500 Index and an average return of 7.1% for multi-cap growth funds.

THE INVESTMENT ENVIRONMENT

Today’s market environment is overshadowed by uncertainties not too dissimilar from those that have been in place for some time. A significant difference is that we are now in a later stage of the business cycle, and after two consecutive years of strong returns, the stock market is well above its bear-market trough. These gains were certainly justified by a strong earnings recovery, but it’s important to note that earnings were rebounding from a very depressed base. Continued growth in earnings (and gains in the equity markets) will be more challenging. The economy has already recovered from recessionary levels, corporate profit margins have most likely peaked, and earnings growth rates appear to be decelerating. In addition, if interest rates rise, consumers will no longer be able to use their homes as cash machines, meaning that continued growth in demand and earnings will need to be driven by the corporate sector.

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment advisor’s assessment of such factors as their industry positions, growth potential, and expected profitability.

THE PORTFOLIO’S SUCCESSES

During the past six months, the fund earned excellent returns from energy-related companies, which have been the most obvious beneficiaries of persistently high oil prices. Conoco-Phillips, one of our largest holdings, returned almost 32%. Refiner Unocal, which is set to be aquired by ChevronTexaco, also delivered a strong return. Other commodity companies, such as Potash

5

Corporation of Saskatchewan, a low-cost fertilizer producer benefiting from strong supply-and-demand fundamentals, also contributed.

We also enjoyed some success in the technology sector, notably with electronic documents company Adobe Systems and chipmaker Texas Instruments.

THE PORTFOLIO’S SHORTFALLS

Our primary detractor was Biogen Idec, a biotechnology company that for much of 2004 had been one of the portfolio’s strongest performers. In late February, however, the company was forced to withdraw a promising multiple sclerosis medicine from the market after studies suggested that it might be associated with a rare disease of the central nervous system. The stock lost nearly half its value. However, our original investment thesis for the company remains intact, based on Biogen’s high level of research and development spending and the remainder of its drug portfolio. Our investments in the big pharmaceutical companies also performed poorly during the six months.

OUR OUTLOOK

A key factor in the prospective return for equities will be the movement of long-term interest rates. The Federal Reserve Board continues to raise interest rates in an effort to prevent a further bubble in housing and to restrain inflation. Its objective is complicated by a growing trade deficit, rising commodity prices, and a doubling in energy prices over the past year. Thus far, the Fed’s rate hikes have merely flattened the yield curve, as long-term rates have remained largely unchanged. For now, with the 10-year U.S. Treasury note remaining below 4.5%, an S&P 500 Index forward price/earnings multiple of 17x appears reasonable in our opinion. If rates rise, however, such a valuation would be less attractive.

We are optimistic that the U.S. economy will continue to expand, and that business spending will increase, though perhaps in a stutter-step fashion rather than a straight line. We’ve positioned the portfolio accordingly, favoring the industrial sectors over consumer-oriented industries. For example, technology continues to be our largest sector weighting. We also maintain a high level of conviction concerning the prospects of the health care sector, particularly the large pharmaceutical

6

companies, which have recently been available at some of their most attractive relative valuations in a decade.

Howard B. Schow          Theo A. Kolokotrones
 PORTFOLIO MANAGER           PORTFOLIO MANAGER

                             Joel P. Fried
                             PORTFOLIO MANAGER

PRIMECAP MANAGEMENT COMPANY

APRIL 15, 2005

7

As of 3/31/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 9.

PRIMECAP FUND

Portfolio Characteristics
	Fund	Comparative Index*

Number of Stocks	130	500
Median Market Cap	$22.6B	$51.3B
Price/Earnings Ratio	22.8x	18.3x
Price/Book Ratio	2.8x	2.9x
Yield	1.8%
Investor Shares	0.6%
Admiral Shares	0.8%
Return on Equity	14.9%	19.9%
Earnings Growth Rate	5.0%	10.2%
Foreign Holdings	9.8%	0%
Turnover Rate	11%**	--
Expense Ratio	--
Investor Shares	0.48%**
Admiral Shares	0.33%**
Short-Term Reserves	5%	--

Volatility Measures
	Fund	Comparative Index*

R-Squared	0.92	1.00
Beta	1.10	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*

Auto & Transportation	10%	2%
Consumer Discretionary	13	14
Consumer Staples	0	7
Financial Services	6	21
Health Care	17	13
Integrated Oils	5	6
Other Energy	4	3
Materials & Processing	9	4
Producer Durables	5	4
Technology	24	13
Utilities	1	7
Other	1	6
Short-Term Reserves	5%	--

*S&P 500 Index. **Annualized.

Ten Largest Holdings (% of total net assets)

FedEx Corp.	5.2%
(transportation services)
Adobe Systems, Inc.	4.6
(computer software)
Novartis AG ADR	2.9
(pharmaceuticals)
Guidant Corp.	2.8
(health care)
ConocoPhillips Co.	2.7
(energy and utilities)
Texas Instruments, Inc.	2.5
(electronics)
Biogen Idec Inc.	2.4
(pharmaceuticals)
Potash Corp. of Saskatchewan, Inc.	2.2
(chemicals)
Pfizer Inc.	2.2
(pharmaceuticals)
Microsoft Corp.	2.2
(computer software)

Top Ten	29.7%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

        Visit our website at Vanguard.com
for regularly updated fund information.

8

GLOSSARY OF INVESTMENT TERMS

Beta.      A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio . The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.      A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.      A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

As of 3/31/2005	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

PRIMECAP FUND

Fiscal-Year Total Returns (%) September 30, 1994–March 31, 2005

*Six months ended March 31, 2005.
Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

PRIMECAP Fund*
Investor Shares	11/1/1984	8.08%	-2.21%	13.52%	0.70%	14.22%
Admiral Shares	11/12/2001	8.24	7.52**	--	--	--

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year. **Return since inception.

10

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders).

The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

PRIMECAP Fund	Shares	Market Value^ (000)
COMMON STOCKS (94.8%)

Auto & Transportation (9.4%)
FedEx Corp.	14,572,500	$1,369,086
Union Pacific Corp.	6,606,500	460,473
Southwest Airlines Co.	22,609,737	321,963
*(1) AMR Corp.	9,300,000	99,510
United Parcel Service, Inc.	1,200,000	87,288
*(1) Alaska Air Group, Inc.	2,540,000	74,778
*(1) Delta Air Lines, Inc.	8,150,000	33,007
ArvinMeritor, Inc.	1,620,600	25,071

		2,471,176

Consumer Discretionary (13.3%)
*DirecTV Group, Inc.	33,398,900	481,612
Costco Wholesale Corp.	7,500,000	331,350
TJX Cos., Inc.	11,994,800	295,432
Target Corp.	5,019,000	251,050
(1)Robert Half International, Inc.	8,915,100	240,351
The News Corp., Inc.	13,786,590	233,269
*eBay Inc.	5,900,000	219,834
Lowe's Cos., Inc.	3,032,000	173,097
*Time Warner, Inc.	9,456,100	165,955
(1)The Neiman Marcus Group, Inc.
Class A	1,800,000	164,718
Eastman Kodak Co.	5,000,000	162,750
The Walt Disney Co.	5,526,000	158,762
*Google Inc.	657,000	118,595
(1)The Neiman Marcus Group, Inc.
Class B	1,028,811	92,850
Carnival Corp.	1,630,000	84,450
Mattel, Inc.	3,100,000	66,185
Best Buy Co., Inc.	1,050,000	56,710
Sabre Holdings Corp.	2,175,900	47,609
Abercrombie & Fitch Co.	500,000	28,620
Tiffany & Co.	742,000	25,614
*Kohl's Corp.	400,000	20,652
*IAC/InterActiveCorp	900,000	20,043
Liberty Media Corp.	1,905,000	19,755
Royal Caribbean Cruises, Ltd.	412,000	18,412

11

PRIMECAP Fund	Shares	Market Value^ (000)

*Weight Watchers
International, Inc.	194,000	$8,338
Yum! Brands, Inc.	159,000	8,238
*Liberty Media International Inc.
Class A	114,300	4,999

		3,499,250

Financial Services (5.9%)
The Chubb Corp.	3,925,000	311,135
The Bank of New York Co., Inc.	9,400,000	273,070
JPMorgan Chase & Co.	7,205,076	249,296
Marsh & McLennan Cos., Inc.	6,791,900	206,610
American International
Group, Inc.	2,800,000	155,148
Fannie Mae	1,775,000	96,649
Transatlantic Holdings, Inc.	1,054,687	69,841
Paychex, Inc.	1,651,000	54,186
Wells Fargo & Co.	575,000	34,385
Capital One Financial Corp.	415,000	31,030
Freddie Mac	345,000	21,804
Fifth Third Bancorp	450,000	19,341
State Street Corp.	400,000	17,488
First Data Corp.	237,537	9,338
AFLAC Inc.	200,000	7,452

		1,556,773

Health Care (17.0%)
Novartis AG ADR	16,140,000	755,029
Guidant Corp.	10,081,590	745,030
*(1)Biogen Idec Inc.	17,987,062	620,734
Pfizer Inc.	21,718,793	570,553
Eli Lilly & Co.	10,435,000	543,663
Medtronic, Inc.	6,138,400	312,751
*Genzyme Corp.-
General Division	5,400,000	309,096
*Sepracor Inc.	4,400,000	252,604
Roche Holdings AG	1,700,000	182,922
*(1)Millipore Corp.	2,820,000	122,388
*Amgen, Inc.	364,000	21,188
*Applera Corp.-
Celera Genomics Group	1,073,600	11,004

		4,446,962

Integrated Oils (5.5%)
ConocoPhillips Co.	6,600,000	711,744
Unocal Corp.	6,555,000	404,378
Amerada Hess Corp.	3,200,000	307,872
Murphy Oil Corp.	60,000	5,924

		1,429,918

Other Energy (3.8%)
Schlumberger Ltd.	3,900,000	274,872
(1)Noble Energy, Inc.	3,300,000	224,466
(1)Pogo Producing Co.	3,260,000	160,522
EnCana Corp.	1,625,100	114,440
*Transocean Inc.	1,400,000	72,044
GlobalSantaFe Corp.	1,650,000	61,116
EOG Resources, Inc.	1,200,000	58,488
Noble Corp.	275,000	15,458
*Cooper Cameron Corp.	200,000	11,442

		992,848

Materials & Processing (9.0%)
(1)Potash Corp. of
Saskatchewan, Inc.	6,651,400	582,064
Dow Chemical Co.	8,350,000	416,247
Weyerhaeuser Co.	4,100,000	280,850
Monsanto Co.	3,672,485	236,875
*Inco Ltd.	4,606,000	183,319
Temple-Inland Inc.	1,680,000	121,884
Alcoa Inc.	3,804,000	115,604
Engelhard Corp.	3,200,000	96,096
Praxair, Inc.	1,850,000	88,541
Fluor Corp.	1,500,000	83,145
(1)Granite Construction Co.	3,150,000	82,750
(1)MacDermid, Inc.	1,701,000	55,282
MeadWestvaco Corp.	20,000	636

		2,343,293

Producer Durables (5.4%)
Caterpillar, Inc.	4,270,000	390,449
*Agilent Technologies, Inc.	11,050,000	245,310
(1)Plantronics, Inc.	4,701,500	179,033
(1)Tektronix, Inc.	6,629,600	162,624
*LM Ericsson Telephone Co.
ADR Class B	4,582,857	129,237
Deere & Co.	1,348,500	90,525
Pall Corp.	2,000,000	54,240
Donaldson Co., Inc.	1,600,000	51,648
Kennametal, Inc.	914,100	43,411
*Mykrolis Corp.	1,908,613	27,293
*Applied Materials, Inc.	1,330,000	21,612
*ASML Holding (New York)	1,250,000	20,962
*KLA-Tencor Corp.	210,000	9,662

		1,426,006

Technology (23.7%)
Communications Technology (4.4%)
QUALCOMM Inc.	10,955,000	401,501
Motorola, Inc.	19,752,550	295,696
*Nortel Networks Corp.	75,709,400	206,687
*Corning, Inc.	13,230,000	147,250
Symbol Technologies, Inc.	4,800,000	69,552
*Tellabs, Inc.	7,300,000	53,290

12

	Shares	Market Value^ (000)

Computer Services Software & System (9.2%)
(1)Adobe Systems, Inc.	17,788,000	$1,194,820
Microsoft Corp.	23,450,000	566,787
*(1) Citrix Systems, Inc.	9,725,000	231,649
*Intuit, Inc.	3,950,000	172,891
*Oracle Corp.	10,630,600	132,670
*Accenture Ltd.	4,136,200	99,889
*Symantec Corp.	650,000	13,865
Computer Technology (1.1%)
Hewlett-Packard Co.	12,286,250	269,560
*Dell Inc.	325,000	12,486
Electronics (1.4%)
Sony Corp. ADR	9,500,000	380,190
Electronics--Semiconductors/Components (6.0%)
Texas Instruments, Inc.	25,674,000	654,430
*(1) Micron Technology, Inc.	43,500,600	449,796
Intel Corp.	16,525,000	383,876
*Rambus Inc.	2,500,000	37,675
*Freescale Semiconductor, Inc.	2,163,863	37,327
*LSI Logic Corp.	1,135,700	6,349
Electronics Technology (0.9%)
Raytheon Co.	4,468,600	172,935
*(1) Coherent, Inc.	1,700,000	57,392
Scientific Equipment & Supplies (0.7%)
Applera Corp.-
Applied Biosystems Group	8,945,300	176,580

		6,225,143

Utilities (1.1%)
Sprint Corp.	9,640,800	219,328
*Comcast Corp. Class A	2,000,000	67,560

		286,888

Other (0.7%)
*Berkshire Hathaway Inc. Class B 65,600	187,354
Brunswick Corp.	100,000	4,685

		192,039

TOTAL COMMON STOCKS
(Cost $17,682,798)		24,870,296

TEMPORARY CASH INVESTMENTS (7.2%)

Vanguard Market
Liquidity Fund,
2.748%**	1,393,836,174	1,393,836
Vanguard Market
Liquidity Fund,
2.748%**--Note G	506,679,670	506,680

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,900,516)		1,900,516

TOTAL INVESTMENTS (102.0%)
(Cost $19,583,314)		26,770,812

OTHER ASSETS
AND LIABILITIES--NET (-2.0%)		(525,461)

NET ASSETS (100%)		$26,245,351

 ^See Note A in Notes to Financial Statements
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
 (1)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
See Note I in Notes to Financial Statements.
ADR—American Depositary Receipt.

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in Securities, at Value	$26,770,812
Receivables for Capital Shares Issued	35,248
Receivables for Investment Securities Sold	11,976
Other Assets--Note C	34,833

Total Assets	26,852,869

Liabilities
Security Lending Collateral Payable
to Brokers--Note G	506,680
Payables for Investment Securities Purchased	36,126
Other Liabilities	64,712

Total Liabilities	607,518

NET ASSETS	$26,245,351

13

PRIMECAP Fund	Amount (000)
AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$18,666,501
Undistributed Net
Investment Income	24,463
Accumulated Net Realized Gains	366,889
Unrealized Appreciation	7,187,498

NET ASSETS	$26,245,351

Investor Shares--Net Assets
Applicable to 367,595,181 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$22,002,194

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$59.85

Admiral Shares--Net Assets
Applicable to 68,325,006 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$4,243,157

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$62.10

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

14

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

PRIMECAP Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends*	$186,471
Interest	20,141
Security Lending	1,568

Total Income	208,180

Expenses
Investment Advisory Fees--Note B	28,009
The Vanguard Group--Note C
Management and Administrative
Investor Shares	26,989
Admiral Shares	2,074
Marketing and Distribution
Investor Shares	1,440
Admiral Shares	275
Custodian Fees	167
Shareholders' Reports
Investor Shares	268
Admiral Shares	2
Trustees' Fees and Expenses	24

Total Expenses	59,248
Expenses Paid Indirectly--Note D	(646)

Net Expenses	58,602

NET INVESTMENT INCOME	149,578

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*	469,082

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	732,771

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,351,431

*Dividend income and realized net gain (loss) from affiliated companies of the fund were $6,874,000 and $16,704,000, respectively. See Note I in Notes to Financial Statements.

15

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	PRIMECAP Fund
	Six Months Ended Mar. 31, 2005 (000)	Sept. 1 to Sept. 30, 2004* (000)	Year Ended Aug. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$149,578	$11,775	$112,581
Realized Net Gain (Loss)	469,082	52,246	291,773
Change in Unrealized Appreciation (Depreciation)	732,771	906,948	2,253,370

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,351,431	970,969	2,657,724

Distributions
Net Investment Income
Investor Shares	(163,618)	--	(74,103)
Admiral Shares	(36,077)	--	(14,552)
Realized Capital Gain
Investor Shares	--	--	--
Admiral Shares	--	--	--

Total Distributions	(199,695)	--	(88,655)

Capital Share Transactions--Note H
Investor Shares	88,428	(4,990)	1,006,029
Admiral Shares	299,228	20,226	1,191,804

Net Increase (Decrease) from
Capital Share Transactions	387,656	15,236	2,197,833

Total Increase (Decrease)	1,539,392	986,205	4,766,902

Net Assets
Beginning of Period	24,705,959	23,719,754	18,952,852

End of Period	$26,245,351	$24,705,959	$23,719,754

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

16

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

PRIMECAP Fund Investor Shares

For a Share Outstanding	Six Months Ended March 31,	Sept. 1 to Sept. 30,	Year Ended August 31,			Jan. 1 to Aug. 31,	Year Ended December 31,
Throughout Each Period	2005	2004*	2004	2003	2002	2001**	2000	1999

Net Asset Value,
Beginning of Period	$57.18	$54.93	$48.50	$39.51	$51.90	$60.38	$62.07	$47.66

Investment Operations
Net Investment Income	.335†	.03	.25	.23	.188	.21	.52	.26
Net Realized and
Unrealized Gain (Loss)
on Investments	2.780	2.22	6.39	8.97	(12.183)	(8.28)	2.33	19.07

Total from Investment Operations	3.1152.25	6.64	9.20	(11.995)	(8.07)	2.85	19.33

Distributions
Dividends from Net
Investment Income	(.445)	--	(.21)	(.21)	(.260)	(.02)	(.49)	(.27)
Distributions from
Realized Capital Gains	--	--	--	--	(.135)	(.39)	(4.05)	(4.65)

Total Distributions	(.445)	--	(.21)	(.21)	(.395)	(.41)	(4.54)	(4.92)

Net Asset Value, End of Period	$59.85	$57.18	$54.93	$48.50	$39.51	$51.90	$60.38	$62.07

Total Return††	5.43%	4.10%	13.72%	23.41%	-23.28%	-13.39%	4.47%	41.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,002	$20,933	$20,115	$16,886	$13,216	$18,894	$21,762	$17,912
Ratio of Total Expenses to
Average Net Assets	0.48%‡	0.45%‡	0.46%	0.51%	0.49%	0.50%‡	0.48%	0.51%
Ratio of Net Investment Income
to Average Net Assets	0.88%†‡	0.57%‡	0.48%	0.56%	0.42%	0.58%‡	0.80%	0.50%
Portfolio Turnover Rate	11%‡	1%	9%	12%	11%	7%	11%	19%

 *The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**The fund’s fiscal year-end changed from December 31 to August 31, effective August 31, 2001.
 †Net investment income per share and the ratio of net investment income to average net assets include $.14 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in December 2004. †† Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years.
‡ Annualized.

17

FINANCIAL HIGHLIGHTS (CONTINUED)

PRIMECAP Fund Admiral Shares

	Six Months Ended March 31,	Sept.1 to Sept. 30,	Year Ended August 31,		Nov.12, 2001** to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004*	2004	2003	2002

Net Asset Value, Beginning of Period	$59.36	$57.02	$50.34	$41.00	$50.00

Investment Operations
Net Investment Income	.392†	.03	.35	.295	.191
Net Realized and Unrealized Gain (Loss) on Investments	2.900	2.31	6.62	9.310	(8.776)

Total from Investment Operations	3.292	2.34	6.97	9.605	(8.585)

Distributions
Dividends from Net Investment Income	(.552)	--	(.29)	(.265)	(.275)
Distributions from Realized Capital Gains	--	--	--	--	(.140)

Total Distributions	(.552)	--	(.29)	(.265)	(.415)

Net Asset Value, End of Period	$62.10	$59.36	$57.02	$50.34	$41.00

Total Return††	5.53%	4.10%	13.88%	23.58%	-17.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,243	$3,773	$3,605	$2,067	$1,369
Ratio of Total Expenses to Average Net Assets	0.33%‡	0.30%‡	0.31%	0.37%	0.38%‡
Ratio of Net Investment Income to Average Net Assets	1.02%†‡	0.72%‡	0.63%	0.69%	0.52%‡
Portfolio Turnover Rate	11%‡	1%	9%	12%	11%

 *The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†Net investment income per share and the ratio of net investment income to average net assets include $.15 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in December 2004.
†† Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
‡ Annualized.

        SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2005, the investment advisory fee represented an effective annual rate of 0.21% of the fund’s average net assets.

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $3,442,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

D.      The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2005, these arrangements reduced the fund’s expenses by $646,000.

E.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2004, the fund had available realized losses of $101,351,000 to offset future net capital gains through September 30, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carry forward balances above.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $7,187,498,000, consisting of unrealized gains of $8,900,558,000 on securities that had risen in value since their purchase and $1,713,060,000 in unrealized losses on securities that had fallen in value since their purchase.

F.      During the six months ended March 31, 2005, the fund purchased $2,586,480,000 of investment securities and sold $1,304,797,000 of investment securities, other than temporary cash investments.

G.      The market value of securities on loan to broker/dealers at March 31, 2005, was $490,252,000, for which the fund received cash collateral of $506,680,000.

H.      Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2005		September 1 to September 30, 2004		Year Ended August 31, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$1,280,873	21,259	$134,763	2,387	$3,737,544	69,694
Issued in Lieu of
Cash Distributions	159,905	2,613	--	--	72,409	1,403
Redeemed*	(1,352,350)	(22,397)	(139,753)	(2,473)	(2,803,924)	(53,060)

Net Increase
(Decrease)--
Investor Shares	88,428	1,475	(4,990)	(86)	1,006,029	18,037

Admiral Shares
Issued	448,292	7,166	51,015	867	1,850,760	33,845
Issued in Lieu of
Cash Distributions	33,026	520	--	--	13,269	248

Redeemed*	(182,090)	(2,919)	(30,789)	(525)	(672,225)	(11,927)
Net Increase
(Decrease)--
Admiral Shares	299,228	4,767	20,226	342	1,191,804	22,166

*Net of redemption fees of $1,084,000, $106,000, and $2,129,000 (fund totals).

20

I.      Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Sept. 30, 2004 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Mar. 31, 2005 Market Value

Adobe Systems, Inc.	$881,951	$--	$2,566	$445	$1,194,820
Alaska Air Group, Inc.	62,941	--	--	--	74,778
AMR Corp.	68,169	--	--	--	99,510
Biogen Idec Inc.	1,124,737	--	26,665	--	620,734
Citrix Systems, Inc.	170,382	--	--	--	231,649
Coherent, Inc.	44,098	--	--	--	57,392
Delta Air Lines, Inc.	26,814	--	--	--	33,007
Granite Construction Co.	75,285	--	--	630	82,750
MacDermid, Inc.	49,261	--	--	170	55,282
Micron Technology, Inc.	523,312	--	--	--	449,796
Millipore Corp.	134,937	--	--	--	122,388
The Neiman Marcus
Group, Inc. Class A	115,000	--	11,550	504	164,718
The Neiman Marcus
Group, Inc. Class B	54,784	--	--	288	92,850
Noble Energy, Inc.	198,016	--	6,765	340	224,466
Plantronics, Inc.	203,293	--	--	470	179,033
Pogo Producing Co.	154,687	--	--	408	160,522
Potash Corp. of
Saskatchewan, Inc.	410,778	19,388	--	1,664	582,064
Robert Half International, Inc.	229,742	--	--	1,159	240,351
Tektronix, Inc.	220,434	--	--	796	162,624

	$4,748,621			$6,874	$4,828,734

21

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended March 31, 2005
PRIMECAP Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,054.31	$2.46
Admiral Shares	1,000.00	1,055.26	1.69
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.54	$2.42
Admiral Shares	1,000.00	1,023.29	1.66

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

22

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
• Find out how much to save for retirement and your children’s college education—by using our planning tools.
• Learn how to achieve your goals—by reading our PlainTalk® investment guides.
• Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.
• Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
• Analyze your portfolio’s holdings and performance.
• Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
BKF Capital (investment
management), The Jeffrey Co. (holding company), and CareGain, Inc.
(health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online. You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q592 052005

Vanguard® Target Retirement Funds

March 31, 2005

CONTENTS

1	CHAIRMAN'S LETTER

7	FUND PROFILES

13	GLOSSARY OF INVESTMENT TERMS

14	PERFORMANCE SUMMARIES

16	FINANCIAL STATEMENTS

36	ABOUT YOUR FUND'S EXPENSES

38	ADVISORY AGREEMENTS

39	ADVANTAGES OF VANGUARD.COM

SUMMARY

•	Returns for the six Vanguard Target Retirement Funds ranged from 2.4% to 8.2% during the half year.

•	Fears of inflation, increased energy prices, and geopolitical issues kept a lid on stock prices, while rising short-term interest rates depressed bond prices.

•	The Target Retirement Funds performed in line with their composite benchmarks, which are weighted to reflect the asset allocation of each fund.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

CHAIRMAN'S LETTER

Dear Shareholder,

A year-end surge in stock markets reversed as 2005 began, creating the type of ebb and flow that makes investors in balanced funds grateful for the diversified approach. Returns for the six Vanguard Target Retirement Funds ranged from 8.2% for the Vanguard Target Retirement 2045 Fund to 2.4% for the Vanguard Target Retirement Income Fund during the half-year ended March 31, 2005.

Total Returns	Six Months Ended March 31, 2005

Vanguard Target Retirement
Income Fund	2.4%
Target Income Composite Index*	2.4

Vanguard Target Retirement
2005 Fund	3.1%
Target 2005 Composite Index*	3.1

Vanguard Target Retirement
2015 Fund	4.7%
Target 2015 Composite Index*	4.7

Vanguard Target Retirement
2025 Fund	5.5%
Target 2025 Composite Index*	5.6

Vanguard Target Retirement
2035 Fund	7.2%
Target 2035 Composite Index*	7.2

Vanguard Target Retirement
2045 Fund	8.2%
Target 2045 Composite Index*	8.2

*Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; for bonds, the Lehman Aggregate Bond Index and the Lehman Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index.

This performance spectrum reflects:

• Continued strong gains in international markets, to which the Target Retirement 2045 Fund has the greatest exposure among the Target Retirement Funds.

• An ebb tide in bond markets, on which the Target Retirement Income Fund is heavily focused.

All six Target Retirement Funds turned in results that reflected the gains of their respective asset blends. The greater each fund’s exposure to stocks— the period’s better-performing asset class—and particularly to international stocks, the higher the fund’s return.

The table on the left compares the total returns (capital change plus reinvested distributions) of the funds and their benchmarks, which are weighted to reflect the appropriate asset allocation. The table on page 6 presents the funds’ starting and ending net asset values, distributions for the period, and annualized yields as of March 31. Rising yields of fixed income investments should comfort long-term shareholders in the funds with heavier bond weightings; rising yields hurt bond prices in the short term but produce increased income over the long term. Yields ranged from 3.73% for the Target Retirement Income Fund, with its heavy bond allocation, to 2.03% for the Target Retirement 2045 Fund, whose bond weighting is 11%.

STOCKS FALTER AFTER YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to show signs of consistent growth. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the six months with a return of 7.7%. However, a closer look shows that the half-year presented a twofold tale: a post-election surge in stocks through the end of 2004, followed by a weakening stock market in 2005. During the period, investors continued to worry about signs of rising inflation and sharply increased prices for commodities, particularly energy.

Market Barometer		Total Returns Periods Ended March 31, 2005
		Six Months	One Year	Five Years*

Stocks	Russell 1000 Index(Large-caps)	7.7%	7.2%	-3.0%
	Russell 2000 Index(Small-caps)	8.0	5.4	4.0
	Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	15.8	16.1	-0.1

Bonds	Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
	(Broad taxable market)
	Lehman Municipal Bond Index	1.2	2.7	6.6
	Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI	Consumer Price Index	1.8%	3.1%	2.5%

*Annualized.

During the six months, small- and mid-capitalization stocks outpaced their large-cap counterparts, and value stocks outpaced growth--a now-familiar pattern. In fact, in the five years since the March 2000 bursting of the market bubble inflated by large growth stocks, small-and mid-cap stocks have far outpaced their large-cap counterparts, and value issues have outpaced growth. Not surprisingly, for the six months ended March 31, the top performers were energy-related stocks, which benefited from higher oil prices and increased worldwide demand.

Among international stocks, emerging markets continued to outperform developed markets. Reversing 2004's anxiety-inducing trend, the U.S. dollar rebounded modestly against major foreign currencies in early 2005. For the six-month period, international equities posted outstanding returns compared with U.S. stocks.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made "measured" increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed's four quarter-point increases in the target federal funds rate during the half-year.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities; municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

RETURNS TRACKED ASSET CLASSES

Vanguard's Target Retirement Fund series was designed to match investors' time horizons with an appropriate level of risk. Investors nearing retirement may choose to invest in the fund with the most conservative allocation to stocks and bonds, while investors with the most distant retirement date should consider one of the more stock-heavy offerings. The Target Retirement 2045 Fund has an 89% exposure to stocks, including a 17.9% slice of assets in international stocks. This increases the portfolio's overall risk of price fluctuations--as well as the potential for higher returns over time. The remaining Target Retirement Funds' stock exposure declines in stair-step fashion until we reach the Target Retirement Income Fund, which has a 20% weighting in stocks and no exposure to international equities.

During the six-month period, the outperformance of stocks relative to bonds translated to an 8.2% gain for the Target Retirement 2045 Fund. That gain declined in size with each fund's declining stock exposure.

Asset Allocations at Inception* and on March 31, 2005

	Stocks**		Bonds		Short-Term Investments
Target Retirement Fund	Initial	Mar. 31	Initial	Mar. 31	Initial	Mar. 31

Income†	20%	20%	75%	75%	5%	5%
2005	35	33	65	66	0	1
2015	50	48	50	52	0	0
2025	60	59	40	41	0	0
2035	80	78	20	22	0	0
2045	90	89	10	11	0	0

*October 27,2003.
**As of March 31, 2005, international stock weightings for the 2015, 2025, 2035, and 2045 Funds were 9.6%, 11.8%, 15.6%, and 17.9% of assets, respectively.
†Allocations do not change.

The Target Retirement 2035 Fund, with a 78% exposure to stocks, gained 7.2%. The weakest performances came from the funds focused most heavily on the bond market. The Target Retirement Income Fund, aimed at those nearing or in retirement, had a weighting of 20% stocks and 75% bonds, and it returned 2.4%. The initial and period-end weightings of each fund are shown in the table above.

A SIMPLE METHOD TO ADDRESS IMPORTANT GOALS

Building a portfolio with the appropriate funds and altering the weightings of those funds throughout the decades of your working years is a critical--although too easily neglected--component of long-term investment success. Many people can't find the time or don't have the confidence to take on this task. That is why we created Vanguard's Target Retirement Funds. They provide several advantages to the hands-off investor:

• You can invest in Vanguard's time-tested, low-cost index funds, the most reliable means of capturing market returns over time. These include Vanguard's Total Stock Market Index, Total Bond Market Index, European Stock Index, and Pacific Stock Index Funds.

• You can be sure the portfolio is rebalanced as you near retirement. Each portfolio gradually and automatically shifts a portion of its holdings from stock funds to bond funds as the target date nears. Each will eventually have the same allocation as Vanguard Target Retirement Income Fund, whose asset mix does not change.

• You can be increasingly protected from inflation. As each portfolio nears its target date, it gains increasing exposure to Vanguard Inflation-

Protected Securities Fund, which helps protect retirees from one of the greatest threats to their long-term investment security.

Vanguard's Target Retirement Funds are structured to allow investors to pick a fund allocated appropriately for their age--and then to let Vanguard's professionals adjust the fund's allocation as investors' time horizons shorten.

GETTING THE MOST FOR YOUR INVESTMENT DOLLAR

An added benefit of the Target Retirement Funds is that Vanguard does not charge any fees on top of the already low fees for the underlying funds. At many companies, the "fund of funds" structure carries a second layer of fees, but not at Vanguard. That is because we recognize that costs eat away at your investment over time, making it more difficult for you to meet your investment goals.

Annualized Expense Ratios:
Your fund compared with its peer group

Target Retirement Fund	Fund Expense Ratio	Average Weighted Expense Ratio*	Peer-Group Expense Ratio**

Income	0.00%	0.19%	1.07%
2005	0.00	0.19	1.07
2015	0.00	0.20	1.26
2025	0.00	0.20	1.32
2035	0.00	0.21	1.44
2045	0.00	0.21	1.50

*For underlying funds; annualized.
**Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion with the target weighting of the appropriate Target Retirement fund. Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Watch what you pay for your investments, maintain a diversi-fied portfolio, and stay the course. Mind these three lessons, and you’ll be well on your way to hitting your targets for retirement. The Target Retirement Funds provide a convenient, low-maintenance way to pursue your goals.

Thank you for entrusting your hard-earned money to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 1, 2005

Your Fund's Performance at a Glance			September 30, 2004-March 31, 2005

			Distributions Per Share
Target Retirement Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains	SEC Yield*

Income	$10.31	$10.38	$0.170	$0.004	3.73%
2005	10.65	10.74	0.240	0.004	3.48
2015	10.74	11.04	0.200	0.002	3.11
2025	10.82	11.24	0.180	0.002	2.83
2035	10.92	11.54	0.170	0.000	2.32
2045	10.98	11.72	0.160	0.000	2.03

*Thirty-day advertised yield net of expenses at month-end.

FUND PROFILES
As of 3/31/2005	These Profiles provide snapshots of each fund's characteristics, along with the funds' allocations to various asset classes and to underlying Vanguard funds. Key terms are defined on page 13.

TARGET RETIREMENT INCOME FUND
Financial Attributes

Yield	3.7%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.19%

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	50.0%
Inflation-Protected Securities Fund	25.1
Total Stock Market Index Fund	19.9
Prime Money Market Fund	5.0

Total	100.0%

*For underlying funds; annualized.

Equity Investment Focus

Fixed Income InvestmentFocus

Fund Asset Allocation

FUND PROFILES (CONTINUED)

TARGET RETIREMENT 2005 FUND

Financial Attributes

Yield	3.5%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.19%

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	50.1%
Total Stock Market Index Fund	32.7
Inflation-Protected Securities Fund	16.5
Prime Money Market Fund	0.7

Total	100.0%

*For underlying funds; annualized.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

TARGET RETIREMENT 2015 FUND
Financial Attributes

Yield	3.1%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.20%

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	50.1%
Total Stock Market Index Fund	38.8
European Stock Index Fund	6.8
Pacific Stock Index Fund	2.8
Inflation-Protected Securities Fund	1.5

Total	100.0%

*For underlying funds; annualized.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

FUND PROFILES (CONTINUED)

TARGET RETIREMENT 2025 FUND

Financial Attributes

Yield	2.8%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.20%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	47.1%
Total Bond Market Index Fund	41.1
European Stock Index Fund	8.3
Pacific Stock Index Fund	3.5

Total	100.0%

*For underlying funds; annualized.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

TARGET RETIREMENT 2035 FUND

Financial Attributes

Yield	2.3%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.21%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	62.3%
Total Bond Market Index Fund	22.1
European Stock Index Fund	11.0
Pacific Stock Index Fund	4.6

Total	100.0%

*For underlying funds; annualized.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

FUND PROFILES (CONTINUED)

TARGET RETIREMENT 2045 FUND

Financial Attributes

Yield	2.0%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.21%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	71.1%
European Stock Index Fund	12.6
Total Bond Market Index Fund	11.0
Pacific Stock Index Fund	5.3

Total	100.0%

*For underlying funds; annualized.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

GLOSSARY OF INVESTMENT TERMS

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY
As of 3/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For the performance current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

TARGET RETIREMENT INCOME FUND

Fiscal-Year Total Returns (%) October 27, 2003*-March 31, 2005

	Target Retirement Income Fund			Target Income Composite Index**
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
2004	3.3%	2.9%	6.2%	6.3%
2005†	0.7	1.7	2.4	2.4

*Inception.
**Target Income Composite Index is derived from applying the fund's target allocation to a series of unmanaged benchmarks. The index is made up of four unmanaged benchmarks weighted as follows: 50% Lehman Aggregate Bond Index, 25% Lehman Treasury Inflation Notes Index, 20% Dow Jones Wilshire 5000 Index, and 5% Citigroup 3-Month Treasury Index.
†Six months ended March 31, 2005.
Note: See Financial Highlights table on page 30 for dividend and capital gains information.

TARGET RETIREMENT 2005 FUND

Fiscal-Year Total Returns (%) October 27, 2003*-March 31, 2005
	Target Retirement 2005 Fund			Target 2005 Composite Index**
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
2004	6.6%	0.6%	7.2%	7.3%
2005†	0.9	2.2	3.1	3.1

*Inception
**Target 2005 Composite Index is derived from applying the fund's target allocation to a series of unmanaged benchmarks. The index is currently made up of four unmanaged benchmarks weighted as follows: 50% Lehman Aggregate Bond Index, 33% Dow Jones Wilshire 5000 Index,16% Lehman Treasury Inflation Notes Index, and 1% Citigroup 3-Month Treasury Index. The composite index changes over time with the fund's asset allocation.
†Six months ended March 31, 2005.
Note: See Financial Highlights table on page 31 for dividend and capital gains information.

TARGET RETIREMENT 2015 FUND
Fiscal-Year Total Returns (%) October 27, 2003*-March 31, 2005

	Target Retirement 2015 Fund			Target 2015 Composite Index**
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2004	7.4%	0.6%	8.0%	8.1%
2005†	2.8	1.9	4.7	4.7

*Inception
**Target 2015 Composite Index is derived from applying the fund's target allocation to a series of unmanaged benchmarks. The index is currently made up of four unmanaged benchmarks weighted as follows: 50% Lehman Aggregate Bond Index, 39% Dow Jones Wilshire 5000 Index, 10% MSCI EAFE Index, and 1% Lehman Treasury Inflation Notes Index. The composite index changes over time with the fund's asset allocation.
†Six months ended March 31, 2005.
Note: See Financial Highlights table on page 31 for dividend and capital gains information.

TARGET RETIREMENT 2025 FUND

Fiscal-Year Total Returns (%) October 27, 2003*-March 31, 2005
	Target Retirement 2025 Fund			Target 2025 Composite Index**
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
2004	8.2%	0.6%	8.8%	8.8%
2005†	3.9	1.6	5.5	5.6

*Inception.
**Target 2025 Composite Index is derived from applying the fund's target allocation to a series of unmanaged benchmarks. The index is currently made up of three unmanaged benchmarks weighted as follows: 47% Dow Jones Wilshire 5000 Index, 41% Lehman Aggregate Bond Index, and 12% MSCI EAFE Index. The composite index changes over time with the fund's asset allocation.
†Six months ended March 31, 2005.
Note: See Financial Highlights table on page 32 for dividend and capital gains information.

TARGET RETIREMENT 2035 FUND

Fiscal-Year Total Returns (%) October 27, 2003*-March 31, 2005

	Target Retirement 2035 Fund			Target 2035 Composite Index**
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
2004	9.2%	0.7%	9.9%	9.9%
2005†	5.7	1.5	7.2	7.2

*Inception.
**Target 2035 Composite Index is derived from applying the fund's target allocation to a series of unmanaged benchmarks. The index is currently made up of three unmanaged benchmarks weighted as follows: 62% Dow Jones Wilshire 5000 Index, 22% Lehman Aggregate Bond Index, and 16% MSCI EAFE Index. The composite index changes over time with the fund's asset allocation.
†Six months ended March 31, 2005.
Note: See Financial Highlights table on page 33 for dividend and capital gains information.

TARGET RETIREMENT 2045 FUND

Fiscal-Year Total Returns (%) October 27, 2003*-March 31, 2005

	Target Retirement 2045 Fund			Target 2045 Composite Index**
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
2004	9.8%	0.7%	10.5%	10.6%
2005†	6.7	1.5	8.2	8.2

*Inception.
**Target 2045 Composite Index is derived from applying the fund's target allocation to a series of unmanaged benchmarks. The index is currently made up of three unmanaged benchmarks weighted as follows: 71% Dow Jones Wilshire 5000 Index, 18% MSCI EAFE Index, and 11% Lehman Aggregate Bond Index. The composite index changes over time with the fund's asset allocation.
†Six months ended March 31, 2005.
Note: See Financial Highlights table on page 33 for dividend and capital gains information.

Average Annual Total Returns for period ended March 31, 2005
			Since Inception
	Inception Date	One Year	Capital	Income	Total

Target Retirement Income Fund	10/27/2003	2.78%	2.79%	3.22%	6.01%
Target Retirement 2005 Fund	10/27/2003	3.31	5.24	2.03	7.27
Target Retirement 2015 Fund	10/27/2003	4.85	7.21	1.78	8.99
Target Retirement 2025 Fund	10/27/2003	5.64	8.56	1.65	10.21
Target Retirement 2035 Fund	10/27/2003	7.02	10.58	1.61	12.19
Target Retirement 2045 Fund	10/27/2003	7.78	11.78	1.58	13.36

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Target Retirement Income Fund	Shares	Market Value^ (000)

INVESTMENT COMPANIES (100.1%)

U.S. Stock Funds (20.0%)
Vanguard Total Stock Market Index Fund Investor Shares	3,375,593	$ 94,449
Vanguard Total Stock Market Index Fund VIPER* Shares	26,879	3,089

Bond Funds (75.1%)
Vanguard Total Bond Market Index Fund Investor Shares	24,200,143	244,663
Vanguard Inflation-Protected Securities Fund Investor Shares	9,844,251	122,758

Money Market Fund (5.0%)
Vanguard Prime Money Market Fund Investor Shares	24,459,461	24,459

TOTAL INVESTMENT COMPANIES
(Cost $488,329)		489,418

*U.S. Pat. No. 6,879,964 B2

Target Retirement Income Fund	Market Value^ (000)

OTHER ASSETS AND LIABILITIES (-0.1%)

Other Assets	$ 4,620
Liabilities	(5,100)

(480)

NET ASSETS (100%)

Applicable to 47,082,531 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)	$488,938

NET ASSET VALUE PER SHARE	$10.38

^See Note A in Notes to Financial Statements.

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$486,637	$10.34
Undistributed Net Investment Income	181	—
Accumulated Net Realized Gains	1,031.02
Unrealized Appreciation	1,089.02

NET ASSETS	$488,938	$10.38

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2005 Fund	Shares	Market Value^ (000)

INVESTMENT COMPANIES (100.1%)

U.S. Stock Funds (32.8%)
Vanguard Total Stock Market Index Fund Investor Shares	4,532,417	$126,817
Vanguard Total Stock Market Index Fund VIPER Shares	42,756	4,913

Bond Funds (66.6%)
Vanguard Total Bond Market Index Fund Investor Shares	19,948,832	201,683
Vanguard Inflation-Protected Securities Fund Investor Shares	5,318,276	66,319

Money Market Fund (0.7%)
Vanguard Prime Money Market Fund Investor Shares	2,845,284	2,845

TOTAL INVESTMENT COMPANIES
(Cost $399,921)		402,577

OTHER ASSETS AND LIABILITIES (-0.1%)

Other Assets		4,619
Liabilities		(4,934)

		(315)

NET ASSETS (100%)

Applicable to 37,447,875 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$402,262

NET ASSET VALUE PER SHARE		$10.74

^See Note A in Notes to Financial Statements.

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$396,622	$10.59
Undistributed Net Investment Income	2,414.06
Accumulated Net Realized Gains	570.02
Unrealized Appreciation	2,656.07

NET ASSETS	$402,262	$10.74

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2015 Fund	Shares	Market Value^ (000)

INVESTMENT COMPANIES (100.0%)

U.S. Stock Funds (38.7%)
Vanguard Total Stock Market Index Fund Investor Shares	13,218,483	369,853
Vanguard Total Stock Market Index Fund VIPER Shares	196,741	22,608

International Stock Funds (9.7%)
Vanguard European Stock Index Fund Investor Shares	2,652,959	69,216
Vanguard Pacific Stock Index Fund Investor Shares	3,130,457	28,832

Bond Funds (51.6%)
Vanguard Total Bond Market Index Fund Investor Shares	50,300,319	508,536
Vanguard Inflation-Protected Securities Fund Investor Shares	1,224,659	15,272

TOTAL INVESTMENT COMPANIES
(Cost $1,000,992)		1,014,317

OTHER ASSETS AND LIABILITIES

Other Assets		19,242
Liabilities		(19,589)

		(347)

NET ASSETS (100%)

Applicable to 91,838,294 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$1,013,970

NET ASSET VALUE PER SHARE		$11.04

^See Note A in Notes to Financial Statements.

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$994,478	$10.83
Undistributed Net Investment Income	5,751.06
Accumulated Net Realized Gains	416	—
Unrealized Appreciation	13,325.15

NET ASSETS	$1,013,970	$11.04

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2025 Fund	Shares	Market Value^ (000)

INVESTMENT COMPANIES (100.1%)

U.S. Stock Funds (47.1%)
Vanguard Total Stock Market Index Fund Investor Shares	14,963,081	$418,667
Vanguard Total Stock Market Index Fund VIPER Shares	255,992	29,416

International Stock Funds (11.8%)
Vanguard European Stock Index Fund Investor Shares	3,031,573	79,094
Vanguard Pacific Stock Index Fund Investor Shares	3,570,110	32,881

Bond Funds (41.2%)
Vanguard Total Bond Market Index Fund Investor Shares	38,734,471	391,606

TOTAL INVESTMENT COMPANIES
(Cost $932,008)		951,664

OTHER ASSETS AND LIABILITIES (-0.1%)

Other Assets		17,656
Liabilities		(18,438)

		(782)

NET ASSETS (100%)

Applicable to 84,610,150 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$950,882

NET ASSET VALUE PER SHARE		$11.24

^See Note A in Notes to Financial Statements.

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$925,822	$10.95
Undistributed Net Investment Income	5,186.06
Accumulated Net Realized Gains	218	—
Unrealized Appreciation	19,656.23

NET ASSETS	$950,882	$11.24

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2035 Fund	Shares	Market Value^ (000)

INVESTMENT COMPANIES (99.8%)

U.S. Stock Funds (62.2%)
Vanguard Total Stock Market Index Fund Investor Shares	12,134,466	$339,522
Vanguard Total Stock Market Index Fund VIPER Shares	130,219	14,963

International Stock Funds (15.5%)
Vanguard European Stock Index Fund Investor Shares	2,398,508	62,577
Vanguard Pacific Stock Index Fund Investor Shares	2,823,779	26,007

Bond Funds (22.1%)
Vanguard Total Bond Market Index Fund Investor Shares	12,435,945	125,727

TOTAL INVESTMENT COMPANIES
(Cost $554,613)		568,796

OTHER ASSETS AND LIABILITIES (0.2%)

Other Assets		7,634
Liabilities		(6,698)

		936

NET ASSETS (100%)

Applicable to 49,367,142 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$569,732

NET ASSET VALUE PER SHARE		$11.54

^See Note A in Notes to Financial Statements.

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$553,408	$11.21
Undistributed Net Investment Income	2,048.04
Accumulated Net Realized Gains	93	—
Unrealized Appreciation	14,183.29

NET ASSETS	$569,732	$11.54

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2045 Fund	Shares	Market Value^ (000)

INVESTMENT COMPANIES (99.9%)

U.S. Stock Funds (71.0%)
Vanguard Total Stock Market Index Fund Investor Shares	5,316,009	$148,742
Vanguard Total Stock Market Index Fund VIPER Shares	70,763	8,131

International Stock Funds (17.9%)
Vanguard European Stock Index Fund Investor Shares	1,068,717	27,883
Vanguard Pacific Stock Index Fund Investor Shares	1,257,970	11,586

Bond Funds (11.0%)
Vanguard Total Bond Market Index Fund Investor Shares	2,406,840	24,333

TOTAL INVESTMENT COMPANIES
(Cost $214,717)		220,675

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets		4,883
Liabilities		(4,645)

		238

NET ASSETS (100%)

Applicable to 18,845,659 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$220,913

NET ASSET VALUE PER SHARE		$11.72

^See Note A in Notes to Financial Statements.

AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$214,292	$11.36
Undistributed Net Investment Income	713.04
Accumulated Net Realized Losses	(50)	—
Unrealized Appreciation	5,958.32

NET ASSETS	$220,913	$11.72

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows each fund’s Income Distributions Received from the other Vanguard funds in which it invests and any other income earned during the reporting period. This Statement also shows any Capital Gain Distributions Received from the other funds’ realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	Target Retirement Income Fund	Target Retirement 2005 Fund	Target Retirement 2015 Fund
	Six Months Ended March 31, 2005

	(000)	(000)	(000)

INVESTMENT INCOME
Income
Income Distributions Received	$6,749	$5,206	$12,110

NET INVESTMENT INCOME— Note B	6,749	5,206	12,110

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	1,047	585	392
Investment Securities Sold	—	1	—

REALIZED NET GAIN (LOSS)	1,047	586	392

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	(152)	1,842	11,215

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,644	$7,634	$23,717

	Target Retirement 2025 Fund	Target Retirement 2035 Fund	Target Retirement 2045 Fund
	Six Months Ended March 31, 2005

	(000)	(000)	(000)

INVESTMENT INCOME
Income
Income Distributions Received	$11,359	$5,435	$1,973

NET INVESTMENT INCOME— Note B	11,359	5,435	1,973

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	238	70	14
Investment Securities Sold	6	—	(65)

REALIZED NET GAIN (LOSS)	244	70	(51)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	16,656	12,583	5,354

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$28,259	$18,088	$7,276

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Target Retirement Income Fund
	Six Months Ended March 31, 2005 (000)	Sept. 1, 2004 to Sept. 30, 2004* (000)	Oct. 27, 2003** to Aug. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 6,749	$ 1,763	$ 3,992
Realized Net Gain (Loss)	1,047	—	190
Change in Unrealized Appreciation (Depreciation)	(152)	(261)	1,502

Net Increase (Decrease) in Net Assets Resulting from Operations	7,644	1,502	5,684

Distributions
Net Investment Income	(6,933)	(2,397)	(2,993)
Realized Capital Gain†	(151)	—	(55)

Total Distributions	(7,084)	(2,397)	(3,048)

Capital Share Transactions[1]
Issued	213,858	20,416	327,967
Issued in Lieu of Cash Distributions	6,317	2,136	2,714
Redeemed	(46,601)	(3,850)	(36,320)

Net Increase (Decrease) from Capital Share Transactions	173,574	18,702	294,361

Total Increase (Decrease)	174,134	17,807	296,997

Net Assets
Beginning of Period	314,804	296,997	—

End of Period	$488,938	$314,804	$296,997

[1]Shares Issued (Redeemed)
Issued	20,412	1,970	32,002
Issued in Lieu of Cash Distributions	606	207	266
Redeemed	(4,456)	(371)	(3,554)

Net Increase (Decrease) in Shares Outstanding	16,562	1,806	28,714

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
† Includes fiscal 2005 and 2004 short-term gain distributions of $0 and $55,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

	Target Retirement 2005 Fund
	Six Months Ended March 31, 2005 (000)	Sept. 1, 2004 to Sept. 30, 2004* (000)	Oct. 27, 2003** to Aug. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 5,206	$ 1,144	$ 2,942
Realized Net Gain (Loss)	586	—	125
Change in Unrealized Appreciation (Depreciation)	1,842	404	410

Net Increase (Decrease) in Net Assets Resulting from Operations	7,634	1,548	3,477

Distributions
Net Investment Income	(6,718)	—	(160)
Realized Capital Gain†	(112)	—	(29)

Total Distributions	(6,830)	—	(189)

Capital Share Transactions[1]
Issued	196,064	19,802	241,347
Issued in Lieu of Cash Distributions	6,633	—	186
Redeemed	(38,715)	(2,374)	(26,321)

Net Increase (Decrease) from Capital Share Transactions	163,982	17,428	215,212

Total Increase (Decrease)	164,786	18,976	218,500

Net Assets
Beginning of Period	237,476	218,500	—

End of Period	$402,262	$237,476	$218,500

[1]Shares Issued (Redeemed)
Issued	18,113	1,860	23,171
Issued in Lieu of Cash Distributions	613	—	18
Redeemed	(3,574)	(223)	(2,529)

Net Increase (Decrease) in Shares Outstanding	15,152	1,637	20,660

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
† Includes fiscal 2005 and 2004 short-term gain distributions of $0 and $29,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Target Retirement 2015 Fund
	Six Months Ended March 31, 2005	Sept. 1, 2004 to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004

	(000)	(000)	(000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 12,110	$ 1,527	$ 4,298
Realized Net Gain (Loss)	392	—	144
Change in Unrealized Appreciation (Depreciation)	11,215	2,899	(789)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,717	4,426	3,653

Distributions
Net Investment Income	(11,958)	—	(226)
Realized Capital Gain	(120)	—	—

Total Distributions	(12,078)	—	(226)

Capital Share Transactions[1]
Issued	572,735	42,483	450,587
Issued in Lieu of Cash Distributions	11,936	—	223
Redeemed	(51,907)	(4,572)	(27,007)

Net Increase (Decrease) from Capital Share Transactions	532,764	37,911	423,803

Total Increase (Decrease)	544,403	42,337	427,230

Net Assets
Beginning of Period	469,567	427,230	—

End of Period	$1,013,970	$469,567	$427,230

[1]Shares Issued (Redeemed)
Issued	51,738	3,962	42,737
Issued in Lieu of Cash Distributions	1,071	—	22
Redeemed	(4,700)	(426)	(2,565)

Net Increase (Decrease) in Shares Outstanding	48,109	3,536	40,194

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception

	Target Retirement 2025 Fund
	Six Months Ended March 31, 2005 (000)	Sept. 1, 2004 to Sept. 30, 2004* (000)	Oct. 27, 2003** to Aug. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 11,359	$ 1,484	$ 2,973
Realized Net Gain (Loss)	244	—	91
Change in Unrealized Appreciation (Depreciation)	16,656	4,043	(1,043)

Net Increase (Decrease) in Net Assets Resulting from Operations	28,259	5,527	2,021

Distributions
Net Investment Income	(10,500)	—	(130)
Realized Capital Gain	(117)	—	—

Total Distributions	(10,617)	—	(130)

Capital Share Transactions[1]
Issued	496,267	39,946	468,197
Issued in Lieu of Cash Distributions	10,564	—	130
Redeemed	(68,902)	(2,950)	(17,430)

Net Increase (Decrease) from Capital Share Transactions	437,929	36,996	450,897

Total Increase (Decrease)	455,571	42,523	452,788

Net Assets
Beginning of Period	495,311	452,788	—

End of Period	$950,882	$495,311	$452,788

[1]Shares Issued (Redeemed)
Issued	44,070	3,701	43,992
Issued in Lieu of Cash Distributions	930	—	12
Redeemed	(6,182)	(273)	(1,640)

Net Increase (Decrease) in Shares Outstanding	38,818	3,428	42,364

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Target Retirement 2035 Fund
	Six Months Ended March 31, 2005 (000)	Sept. 1, 2004 to Sept. 30, 2004* (000)	Oct. 27, 2003** to Aug. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 5,435	$ 667	$ 1,061
Realized Net Gain (Loss)	70	—	23
Change in Unrealized Appreciation (Depreciation)	12,583	2,603	(1,003)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,088	3,270	81

Distributions
Net Investment Income	(5,025)	—	(90)
Realized Capital Gain	—	—	—

Total Distributions	(5,025)	—	(90)

Capital Share Transactions[1]
Issued	339,345	23,874	220,339
Issued in Lieu of Cash Distributions	5,015	—	90
Redeemed	(23,834)	(2,019)	(9,402)

Net Increase (Decrease) from Capital Share Transactions	320,526	21,855	211,027

Total Increase (Decrease)	333,589	25,125	211,018

Net Assets
Beginning of Period	236,143	211,018	—

End of Period	$569,732	$236,143	$211,018

[1]Shares Issued (Redeemed)
Issued	29,394	2,190	20,480
Issued in Lieu of Cash Distributions	428	—	9
Redeemed	(2,078)	(185)	(871)

Net Increase (Decrease) in Shares Outstanding	27,744	2,005	19,618

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.

	Target Retirement 2045 Fund
	Six Months Ended March 31, 2005 (000)	Sept. 1, 2004 to Sept. 30, 2004* (000)	Oct. 27, 2003** to Aug. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 1,973	$ 233	$ 331
Realized Net Gain (Loss)	(51)	—	1
Change in Unrealized Appreciation (Depreciation)	5,354	1,099	(495)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,276	1,332	(163)

Distributions
Net Investment Income	(1,786)	—	(38)
Realized Capital Gain	—	—	—

Total Distributions	(1,786)	—	(38)

Capital Share Transactions[1]
Issued	144,846	8,055	83,829
Issued in Lieu of Cash Distributions	1,771	—	38
Redeemed	(15,837)	(1,199)	(7,211)

Net Increase (Decrease) from Capital Share Transactions	130,780	6,856	76,656

Total Increase (Decrease)	136,270	8,188	76,455

Net Assets
Beginning of Period	84,643	76,455	—

End of Period	$220,913	$84,643	$76,455

[1]Shares Issued (Redeemed)
Issued	12,355	736	7,741
Issued in Lieu of Cash Distributions	149	—	4
Redeemed	(1,365)	(110)	(664)

Net Increase (Decrease) in Shares Outstanding	11,139	626	7,081

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund’s share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gain distributions representing the “pass-through” of capital gain distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Target Retirement Income Fund
For a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2005	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004

Net Asset Value, Beginning of Period	$10.31	$10.34	$10.00

Investment Operations
Net Investment Income	.160	.06	.235
Capital Gain Distributions Received	.024	—	.015
Net Realized and Unrealized Gain (Loss) on Investments	.060	(.01)	.310

Total from Investment Operations	.244	.05	.560

Distributions
Dividends from Net Investment Income	(.170)	(.08)	(.205)
Distributions from Realized Capital Gains	(.004)	—	(.015)

Total Distributions	(.174)	(.08)	(.220)

Net Asset Value, End of Period	$10.38	$10.31	$10.34

Total Return	2.37%	0.48%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$489	$315	$297
Ratio of Expenses to Average Net Assets—Note B	0%†	0%	0%
Ratio of Net Investment Income to Average Net Assets	3.32%††	3.96%††	3.62%††
Portfolio Turnover Rate	0%††	0%	1%

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.19%.
†† Annualized.

Target Retirement 2005 Fund
For a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2005	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004

Net Asset Value, Beginning of Period	$10.65	$10.58	$10.00

Investment Operations
Net Investment Income	.120	.05	.185
Capital Gain Distributions Received	.024	—	.010
Net Realized and Unrealized Gain (Loss) on Investments	.190	.02	.450

Total from Investment Operations	.334	.07	.645

Distributions
Dividends from Net Investment Income	(.240)	—	(.055)
Distributions from Realized Capital Gains	(.004)	—	(.010)

Total Distributions	(.244)	—	(.065)

Net Asset Value, End of Period	$10.74	$10.65	$10.58

Total Return	3.12%	0.66%	6.47%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$402	$237	$219
Ratio of Expenses to Average Net Assets-Note B	0%†	0%	0%
Ratio of Net Investment Income to Average Net Assets	3.29%††	3.57%††	3.31%††
Portfolio Turnover Rate	0%††	0%	2%

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.19%.
††Annualized.

Target Retirement 2015 Fund
For a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2005	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004

Net Asset Value, Beginning of Period	$10.74	$10.63	$10.00

Investment Operations
Net Investment Income	.130	.03	.16
Capital Gain Distributions Received	.002	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.370	.08	.53

Total from Investment Operations	.502	.11	.69

Distributions
Dividends from Net Investment Income	(.200)	—	(.06)
Distributions from Realized Capital Gains	(.002)	—	—

Total Distributions	(.202)	—	(.06)

Net Asset Value, End of Period	$11.04	$10.74	$10.63

Total Return	4.66%	1.03%	6.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,014	$470	$427
Ratio of Expenses to Average Net Assets-Note B	0%†	0%	0%
Ratio of Net Investment Income to Average Net Assets	3.23%††	2.85%††	2.69%††
Portfolio Turnover Rate	0%††	0%	1%

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.20%.
††Annualized

FINANCIAL HIGHLIGHTS (CONTINUED)

Target Retirement 2025 Fund
For a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2005	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004

Net Asset Value, Beginning of Period	$10.82	$10.69	$10.00

Investment Operations
Net Investment Income	.150	.02	.13
Capital Gain Distributions Received	.002	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.450	.11	.62

Total from Investment Operations	.602	.13	.75

Distributions
Dividends from Net Investment Income	(.180)	—	(.06)
Distributions from Realized Capital Gains	(.002)	—	—

Total Distributions	(.182)	—	(.06)

Net Asset Value, End of Period	$11.24	$10.82	$10.69

Total Return	5.55%	1.22%	7.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$951	$495	$453
Ratio of Expenses to Average Net Assets-Note B	0%†	0%	0%
Ratio of Net Investment Income to Average Net Assets	3.03%††	2.55%††	2.33%††
Portfolio Turnover Rate	1%††	0%	3%

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.20%.
††Annualized.

Target Retirement 2035 Fund
For a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2005	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004

Net Asset Value, Beginning of Period	$10.92	$10.76	$10.00

Investment Operations
Net Investment Income	.13	.03	.115
Capital Gain Distributions Received	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.66	.13	.710

Total from Investment Operations	.79	.16	.825

Distributions
Dividends from Net Investment Income	(.17)	—	(.065)
Distributions from Realized Capital Gains	—	—	—

Total Distributions	(.17)	—	(.065)

Net Asset Value, End of Period	$11.54	$10.92	$10.76

Total Return	7.21%	1.49%	8.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$570	$236	$211
Ratio of Expenses to Average Net Assets-Note B	0%†	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.62%††	1.97%††	1.70%††
Portfolio Turnover Rate	0%††	0%	2%

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
*†The average weighted expense ratio of the underlying funds was 0.21%.
††Annualized.

Target Retirement 2045 Fund
For a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2005	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004

Net Asset Value, Beginning of Period	$10.98	$10.80	$10.00

Investment Operations
Net Investment Income	.13	.03	.11
Capital Gain Distributions Received	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.77	.15	.76

Total from Investment Operations	.90	.18	.87

Distributions
Dividends from Net Investment Income	(.16)	—	(.07)
Distributions from Realized Capital Gains	—	—	—

Total Distributions	(.16)	—	(.07)

Net Asset Value, End of Period	$11.72	$10.98	$10.80

Total Return	8.17%	1.67%	8.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$221	$85	$76
Ratio of Expenses to Average Net Assets-Note B	0%†	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.42%††	1.65%††	1.38%††
Portfolio Turnover Rate	1%††	0%	7%

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.21%.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Target Retirement Funds comprise the Target Retirement Income Fund, Target Retirement 2005 Fund, Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, and Target Retirement 2045 Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves. The Target Retirement Income Fund’s allocation of assets is expected to remain stable over time. Each other Target Retirement Fund’s asset allocation will become more conservative over time as its target retirement date draws closer.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER® Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2.	Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. The funds have adopted a tax year-end of September 30.

3.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.	Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the funds. The service agreement provides that Vanguard will reimburse the funds’ expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the six months ended March 31, 2005, were reimbursed by Vanguard. The funds’ trustees and officers are also directors and officers of Vanguard and the funds in which the funds invest.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2005, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Target Retirement Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)

Income	$ 4,923	$ (3,834)	$ 1,089
2005	5,687	(3,031)	2,656
2015	20,650	(7,325)	13,325
2025	25,502	(5,846)	19,656
2035	15,930	(1,747)	14,183
2045	6,311	(353)	5,958

D. During the six months ended March 31, 2005, purchases and sales of investment securities other than temporary cash investments were:

	(000)
Target Retirement Fund	Purchases	Sales

Income	$172,654	$ 427
2005	163,203	414
2015	533,164	189
2025	453,626	13,926
2035	320,401	131
2045	135,740	4,844

ABOUT YOUR FUND'S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A typical fund's expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund's average weighted expense ratio, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using each fund's average weighted expense ratio.

Six Months Ended March 31, 2005
Target Retirement Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on Actual Fund Return
Income	$1,000.00	$1,023.65	$0.96
2005	1,000.00	1,031.19	0.96
2015	1,000.00	1,046.57	1.02
2025	1,000.00	1,055.46	1.02
2035	1,000.00	1,072.12	1.08
2045	1,000.00	1,081.72	1.09

Based on Hypothetical 5% Yearly Return
Income	$1,000.00	$1,023.98	$0.96
2005	1,000.00	1,023.98	0.96
2015	1,000.00	1,023.93	1.01
2025	1,000.00	1,023.93	1.01
2035	1,000.00	1,023.88	1.06
2045	1,000.00	1,023.88	1.06

*These calculations are based on thefunds’ average weighted underlying expense ratios for the most recent six-month period. The funds’ annualized expense ratios for that period are (in order as listed from top to bottom above) 0.19%, 0.19%, 0.20%, 0.20%, 0.21%, and 0.21%.

The table above illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table on page 36 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of Vanguard Target Retirement Funds has renewed the funds' investment advisory arrangement with The Vanguard Group, Inc. Vanguard--through its Quantitative Equity Group--serves as the investment advisor for each of the funds. The board determined that continuing the funds' internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon its most recent evaluation of the advisor's investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board's decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the funds' investment management over the relatively brief life span of the funds, and took into account the organizational depth and stability of the funds' advisory group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $580 billion in assets (stocks and bonds). The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. The board concluded that Vanguard's experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the performance of the funds, including any periods of relative outperformance or underperformance. The board noted that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Each of the six funds provided close tracking of its index benchmark and exceeded the average returns of its peer group. The performance of the funds, including some of the data considered by the board, is contained in the "Performance Summaries" section of this report.

COST

The funds' average weighted expense ratios were far below the average expense ratios charged by funds in each fund's peer group. The funds do not incur advisory expenses directly. However, each underlying fund in which the Target Retirement Funds invest pay advisory fees well below the underlying fund's peer-group average. Information about the Target Retirement Funds' average weighted expense ratios appears in the "About Your Fund's Expenses" section of this report as well as in the "Financial Statements" section. The board does not conduct a profitability analysis of Vanguard because of Vanguard's unique "at-cost" structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and only produces "profits" in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that Vanguard's low-cost arrangement with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase. The board will consider whether to renew the advisory arrangement again after a one-year period.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs-by taking our Investor Questionnaire.

• Find out how much to save for retirement and your children's college education-by using our planning tools.

• Learn how to achieve your goals-by reading our PlainTalk(R)investment guides.

• Find your next fund-by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.

• Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.

• Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.

• Analyze your portfolio's holdings and performance.

• Open new accounts, buy and sell shares, and exchange money between funds-securely and easily.

• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
BKF Capital (investment
management), The Jeffrey Co. (holding company), and CareGain, Inc.
(health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, VIPER, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com
All other marks are the exclusive property of their respective owners.
Fund Information 800-662-7447
For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 800-662-2739
You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 800-523-1036
You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	Text Telephone 800-952-3335

© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.
Q3082 052005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May, 17, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.